                                                                 EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Alfred R. Glancy III and Daniel L. Schiffer, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                         /s/ Harold Gardner
                                                         -----------------------
                                                             Harold Gardner

                                                             EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.

                                                 /s/   Alfred R. Glancy III
                                                 -------------------------------
                                                       Alfred R. Glancy III

                                                               EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                   /s/ William K. McCrackin
                                                   -----------------------------
                                                       William K. McCrackin

                                                               EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                        /s/ Stephen E. Ewing
                                                        ------------------------
                                                            Stephen E. Ewing

                                                               EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                       /s/  Roger Fridholm
                                                       -------------------------
                                                            Roger Fridholm

                                                              EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                     /s/ Frank M. Hennessey
                                                     --------------------------
                                                         Frank M. Hennessey

                                                                   EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                     /s/ Thomas H. Jeffs II
                                                     ---------------------------
                                                         Thomas H. Jeffs II

                                                                 EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                          /s/ Dale A. Johnson
                                                          ----------------------
                                                              Dale A. Johnson

                                                                 EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.

                                                          /s/ Howard F. Sims
                                                          ----------------------
                                                              Howard F. Sims

                                                                  EXHIBIT 24-1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned director or officer of MCN Energy Group Inc., a corporation formed under the laws of the State of Michigan, does constitute and appoint Daniel L. Schiffer and Harold Gardner, and each of them, his true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such director or officer, a Registration Statement on Form S-3, including any post-effective amendments and any subsequent Registration Statement filed by MCN Energy Group Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "1933 Act") or other filings in connection therewith, under the 1933 Act, with respect to the issuance of up to $800,000,000 maximum aggregate offering price of securities of MCN Energy Group Inc., including MCN Debt Securities, MCN Stock Purchase Contracts, MCN Stock Purchase Units, MCN Common Stock or the securities of any special purpose financing entity; granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises; and ratifying and confirming all that such attorneys and agents, or either of them, may do or cause to be done by virtue of these presents.

         In Witness Whereof, I have executed this Power of Attorney this 17th day of December, 1997.


                                                        /s/ Bill M. Thompson
                                                        ------------------------
                                                            Bill M. Thompson